                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of American Recreation Products, Inc., a Delaware corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas
H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ Hal J. Upbin                        Chief Executive Officer and Director
-------------------------------------
    Hal J. Upbin


/s/ W. Lee Capps, III                   Chief Financial Officer and Director
-------------------------------------
    W. Lee Capps, III


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Biflex International, Inc., a New York corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas
H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ Hal J. Upbin                        Chief Executive Officer and Director
-------------------------------------
    Hal J. Upbin


/s/ W. Lee Capps, III                   Chief Financial Officer and Director
-------------------------------------
    W. Lee Capps, III


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Briggs New York, Inc., a Delaware corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ Hal J. Upbin                        Chief Executive Officer and Director
-------------------------------------
    Hal J. Upbin


/s/ W. Lee Capps, III                   Chief Financial Officer and Director
-------------------------------------
    W. Lee Capps, III


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Costura Dominicana, Inc., a Delaware corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas
H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ Robert C. Skinner, Jr.              Chief Executive Officer and Director
-------------------------------------
    Robert C. Skinner, Jr.


/s/ W. Lee Capps, III                   Chief Financial Officer
-------------------------------------
    W. Lee Capps, III


/s/ Hal J. Upbin                        Director
-------------------------------------
    Hal J. Upbin


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Dorby Frocks, Ltd., a New York corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ Hal J. Upbin                        Chief Executive Officer and Director
-------------------------------------
    Hal J. Upbin


/s/ W. Lee Capps, III                   Chief Financial Officer and Director
-------------------------------------
    W. Lee Capps, III


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of GCI IP Sub, Inc., a Delaware corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ W. Lee Capps, III                   Chief Executive Officer
-------------------------------------
    W. Lee Capps, III


/s/ Jay Cope                            Chief Financial Officer and Director
-------------------------------------
    Jay Cope


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan


/s/ Keith A. Grypp                      Director
-------------------------------------
    Keith A. Grypp

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of GCW Holdings, Inc., a Delaware corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ Robert C. Skinner, Jr.              Chief Executive Officer
-------------------------------------
    Robert C. Skinner, Jr.


/s/ Jay Cope                            Chief Financial Officer
-------------------------------------
    Jay Cope


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan


/s/ Keith A. Grypp                      Director
-------------------------------------
    Keith A. Grypp


/s/ Robert A. Sagedy, Jr.               Director
-------------------------------------
    Robert A. Sagedy, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Gerber Childrenswear, Inc., a Delaware corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas
H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ Robert C. Skinner, Jr.              Chief Executive Officer and Director
-------------------------------------
    Robert C. Skinner, Jr.


/s/ W. Lee Capps, III                   Chief Financial Officer and Director
-------------------------------------
    W. Lee Capps, III


/s/ Hal. J. Upbin                       Director
-------------------------------------
    Hal J. Upbin


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Halmode Apparel, Inc., a Delaware corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ Hal J. Upbin                        Chief Executive Officer and Director
-------------------------------------
    Hal J. Upbin


/s/ W. Lee Capps, III                   Chief Financial Officer and Director
-------------------------------------
    W. Lee Capps, III


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Kellwood Financial Resources, Inc., a Tennessee corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ W. Lee Capps, III                   Chief Executive Officer and Director
-------------------------------------
    W. Lee Capps, III


/s/ Lawrence E. Hummel                  Chief Financial Officer
-------------------------------------
    Lawrence E. Hummel


/s/ Hal J. Upbin                        Director
-------------------------------------
    Hal J. Upbin


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Koret of California, Inc., a California corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas
H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ Hal J. Upbin                        Chief Executive Officer and Director
-------------------------------------
    Hal J. Upbin


/s/ W. Lee Capps, III                   Chief Financial Officer and Director
-------------------------------------
    W. Lee Capps, III


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of KWD Holdings, Inc., a Delaware corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ W. Lee Capps, III                   Chief Executive Officer and Director
-------------------------------------
    W. Lee Capps, III


/s/ John Bruenger                       Chief Financial Officer
-------------------------------------
    John Bruenger


/s/ Keith A. Grypp                      Director
-------------------------------------
    Keith A. Grypp


/s/ Robert A. Sagedy, Jr.               Director
-------------------------------------
    Robert A. Sagedy, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of New Campaign, Inc., a Delaware corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ Hal J. Upbin                        Chief Executive Officer and Director
-------------------------------------
    Hal J. Upbin


/s/ W. Lee Capps, III                   Chief Financial Officer and Director
-------------------------------------
    W. Lee Capps, III


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Phat Fashions, LLC, a New York limited liability company, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas
H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ Robert C. Skinner, Jr.              Chief Executive Officer and Director
-------------------------------------
    Robert C. Skinner, Jr.


/s/ W. Lee Capps, III                   Chief Financial Officer
-------------------------------------
    W. Lee Capps, III


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Phat Licensing, LLC, a New York limited liability company, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas
H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ Robert C. Skinner, Jr.              Chief Executive Officer and Director
-------------------------------------
    Robert C. Skinner, Jr.


/s/ W. Lee Capps, III                   Chief Financial Officer
-------------------------------------
    W. Lee Capps, III


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Sierra Designs Acquisition Corporation, a Delaware corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Hal J. Upbin, W. Lee Capps III and Thomas H. Pollihan, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ Hal J. Upbin                        Chief Executive Officer and Director
-------------------------------------
    Hal J. Upbin


/s/ W. Lee Capps, III                   Chief Financial Officer and Director
-------------------------------------
    W. Lee Capps, III


/s/ Thomas H. Pollihan                  Director
-------------------------------------
    Thomas H. Pollihan